SENIOR SECURED AMORTIZING TERM NOTE

US$6,911,617
Note No. R-1

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to TCW ENERGY FUND X-NL, L.P. or assigns, the principal sum of SIX MILLION NINE HUNDRED ELEVEN THOUSAND SIX HUNDRED AND SEVENTEEN UNITED STATES DOLLARS (US$6,911,617) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12th, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: William W Deneau
Name: William W. Deneau
Title: President

SENIOR SECURED AMORTIZING TERM NOTE

US$8,587,602
Note No. R-2

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to TCW ENERGY FUND XB-NL, L.P. or assigns, the principal sum of EIGHT MILLION FIVE HUNDRED EIGHTY-SEVEN THOUSAND SIX HUNDRED AND TWO UNITED STATES DOLLARS (US$8,587,602) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12th, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: William W Deneau

Name: William W. Deneau
Title: President

SENIOR SECURED AMORTIZING TERM NOTE

US$2,846,177
Note No. R-3

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to TCW ENERGY FUND XC-NL, L.P. or assigns, the principal sum of TWO MILLION EIGHT HUNDRED FORTY-SIX THOUSAND ONE HUNDRED SEVENTY-SEVEN UNITED STATES DOLLARS (US$2,846,177) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: William W. Deneau
Name: William W. Deneau
Title: President

SENIOR SECURED AMORTIZING TERM NOTE

US$6,338,469
Note No. R-4

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to TCW ENERGY FUND XD-NL, L.P. or assigns, the principal sum of SIX MILLION THREE HUNDRED THIRTY-EIGHT THOUSAND FOUR HUNDRED SIXTY-NINE UNITED STATES DOLLARS (US$6,338,469) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: William W Deneau
Name: William W. Deneau
Title: President

SENIOR SECURED AMORTIZING TERM NOTE

US$2,044,668
Note No. R-5

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to Trust Company of the West as Sub-Custodian under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc. and others, or assigns, the principal sum of TWO MILLION FORTY-FOUR THOUSAND SIX HUNDRED SIXTY-EIGHT UNITED STATES DOLLARS (US$2,044,668) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: /s/ William W. Deneau
Name: William W. Deneau
Title: President

SENIOR SECURED AMORTIZING TERM NOTE

US$2,044,668
Note No. R-6

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to ING Life Insurance and Annuity Company, or assigns, the principal sum of TWO MILLION FORTY-FOUR THOUSAND SIX HUNDRED SIXTY EIGHT UNITED STATES DOLLARS (US$2,044,668) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: William W Deneau
Name: William W. Deneau
Title: President

SENIOR SECURED AMORTIZING TERM NOTE

US$1,226,799
Note No. R-7

Date: August 12, 2004

FOR VALUE RECEIVED, the undersigned, Aurora Antrim North, LLC, a Michigan limited liability company ("Promisor"), hereby promises to pay to Trust Company of the West as Sub-Custodian under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003 among Harry L. Bradley, Jr. Partition Trust and others, or assigns, the principal sum of ONE MILLION TWO HUNDRED TWENTY-SIX THOUSAND SEVEN HUNDRED NINETY-NINE UNITED STATES DOLLARS (US$1,226,799) (or so much thereof as shall not have been prepaid) on September 30, 2009. The undersigned also promises to pay to the holder hereof interest on the unpaid principal hereof at the rate of eleven and one half percent (11.5%) per annum from the date hereof, payable in accordance with Section 3.1 of that certain Note Purchase Agreement, dated as of August 12, 2004, among Promisor, Aurora Energy, Ltd., a Nevada corporation ("Parent"), the Purchasers named therein, the Collateral Agent, and the Administrative Agent (as amended, modified or restated from time to time, the "Note Purchase Agreement"). Payments of interest and principal shall be computed on the basis set forth in the Note Purchase Agreement and shall be payable quarterly on the Quarterly Payment Dates, commencing on the Quarterly Payment Date for the Calendar Quarter ending September 29, 2004 until said principal shall have become due and payable. Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

This Note is one of the Notes issued pursuant to the Note Purchase Agreement and is secured by and entitled to the benefits thereof. This Note is also secured by certain of, and entitled to the benefits provided in, the Note Documents (by the terms of which agreements the holder hereof, by his acceptance hereof, agrees to be bound), in each case to the extent provided in said agreements.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT.

Subject to the terms and conditions set forth in the Note Purchase Agreement, upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). Promisor may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and Promisor shall not be affected by any notice to the contrary.

If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with effect provided in the Note Purchase Agreement.

AURORA ANTRIM NORTH, LLC,
a Michigan limited liability company

By: Aurora Energy, Ltd., its Manager

By: William W. Deneau
Name: William W. Deneau
Title: President